SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MAY 12, 2003

                          COMMISSION FILE NO. 000-20172


                       AMERICAN INTERNATIONAL ASSETS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               UTAH                                        31-1190725
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                         135-27 38th Avenue., Suite 328
                            Flushing, New York 11354
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (718) 762-6226
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

ITEM  2.   ACQUISITION  OF  DISPOSITION  OF  ASSETS.

     On May 12, 2003, the Registrant acquired 100% of the issued and outstanding shares of American Institute of Technology, Inc. in exchange for 6,000,000 shares of the Registrant's common stock. Upon completion of the transaction, there are 18,000,000 shares of the Registrant's common stock outstanding and American Institute of Technology, Inc. became a wholly-owned subsidiary of the Registrant. American Institute of Technology, Inc. acquired certain assets from Nicholas Hsu, the Registrant's Chief Executive Officer, in March 2003. Nicholas Hsu had previously acquired these assets from American Education & Cultural Foundation in April 2001.

     DESCRIPTION  OF  THE  BUSINESS

American Institute of Technology, Inc. ("AIT"), through the acquisition of the assets from Nicholas Hsu, is in the business of providing educational services to students in New York and the Tri-State area. The students come from mainly China and Taiwan where they received their college or university education and, as such, they proceed to study for Master of Business Administration (MBA) and Master of Science in Computer Science (MSCS) degrees.

     DESCRIPTION OF PRINCIPAL PRODUCTS & SERVICES

AIT's  products  and  services  are  as  follows:

(1) Master of Business Administration ("MBA"), and Master of Science in Computer Science ("MSCS") programs are offered by AIT to students from China and Taiwan who are in New York and also students in China and Taiwan. The pre-requisite courses of these programs are offered by AIT's faculty members with relevant knowledge and experience coupled with Ph.D. qualifications.

(2) The services provided by AIT include, but are not limited to, advising students, dissemination of information regarding the programs and their requirements, and also assisting students, especially those coming from foreign countries to obtain F-1 student visas.

COMPETITIVE BUSINESS CONDITIONS

Competitive Business Conditions include the offering of similar programs by other universities in New York and the Tri-State area. However, AIT believes it has a niche in that AIT has an associate educational services organization in Taiwan and China where students are recruited and sent to the United States and to AIT. In addition, AIT is focused at recruiting foreign students, particularly from Taiwan and China.

PATENTS,  TRADEMARKS  &  LICENSES

AIT does not maintain any patents, trademarks or licenses. However, AIT is in the process of applying for approval to become an accredited college so as to be able to offer both the bachelors and masters degree programs without relying on university collaboration.

NEED  FOR  GOVERNMENT  APPROVAL

AIT does not require any government approval for recruiting students from China and Taiwan. However, AIT is presently applying for approval to establish a college from any of the 50 State Education Departments as AIT intends to concentrate on offering Online Distance Learning Programs through the Internet.

RESEARCH  &  DEVELOPMENT  OVER  PAST  TWO  YEARS

AIT  did  not  conduct  any  research  or development during the last two years.

EMPLOYEES

AIT, being a newly formed corporation, is in the process of recruiting new employees. AIT currently employs two full-time employees and employs three additional personnel on a contract basis. AIT expects to hire employees to perform the following functions: (1) Director of Academic Programs, (2) Programs Coordinator, (3) Student Counselors, and (4) Administration & Finance Personnel.

DESCRIPTION  OF  PROPERTY

AIT leases and occupies 2,000 square feet on the 3rd floor of a recently renovated office building at 135-27, 38th Avenue, Suite 328, Flushing, New York 11354. The promises leased by AIT include 5 suites, with offices for its President, a general office for the staff, two class rooms and a computer lab. AIT believes the location is ideal and convenient for students as it is in the heart of Flushing, the 2nd China Town in New York City. The lease is for a period of three years at $71,280 per year, and AIT has an option to lease it under the same terms and conditions for an additional three years.

LEGAL  PROCEEDINGS

There are no legal proceedings against the Company or its wholly-owned subsidiary AIT.

ITEM  5.   OTHER  EVENTS.

In April 2003, AIT acquired certain assets from Nicholas Hsu, our Chief Executive Officer, in exchange for the issuance of 150 shares which constitute 100% of the issued and outstanding shares of AIT. Nicholas Hsu transferred his 150 shares of AIT constituting 100% of the issued and outstanding shares of AIT to the registrant in exchange for 6,000,000 newly issued shares of the registrant's common stock. In April 2003, Nicholas Hsu, Allen Hsu, the son of Nicholas Hsu our Chief Executive Officer, and Dr. Jonatan Jelen were elected to serve as the registrant's directors by the majority stockholders.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

Financial  Statements  of  American  Institute  of  Technology,  Inc.

(a)  Financial  Statements  of  American  Institute  of  Technology,  Inc.

(b)  Pro  Forma  Financial  Information

The acquisition of American Institute of Technology, Inc. by the Registrant will be accounted for using the purchase method of accounting. American Institute of Technology, Inc. will be deemed the acquirer for accounting and financial reporting purposes. Because pro forma financial statements giving effect to the Exchange on a historical basis would be substantially identical to the financial statements of American Institute of Technology, Inc., no pro forma financial statements are included herewith.

c)  Exhibits:

2.1     Exchange  Agreement
10.1 Asset Purchase Agreement between American Institute of Technology, Inc. and American Education & Cultural Foundation



                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American  International  Assets,  Inc.


May  12,  2003
/s/  Nicholas  Hsu
-------------------------------------
Nicholas  Hsu
Chief  Executive  Officer

Financial Statements


                              Financial Statements

                                       for

                     American Institute of Technology, Inc.

GEORGE XU, CPA
135-23 40th Road, #2F                            Tel:     718-321-0829
Flushing   NY  11354                             Fax:     718-321-1455



                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



Board of Directors and Stockholders
American Institute of Technology, Inc.

We have audited the accompanying balance sheets of American Institute of Technology, Inc. as of April 30, 2003 and the related statements of income, and cash flows for the period from February 20, 2003 to April 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Institute of Technology, Inc. as of April 30, 2003, and the results of its operations and its cash flows for the period from February 20, 2003 to April 30, 2003 in conformity with generally accepted accounting principles.

George Xu, CPA

May 7, 2003


                     AMERICAN INSTITUTE OF TECHNOLOGY, INC.
                                  Balance Sheet
                   For the Three Months Ending April 30, 2003

ASSETS
------


  Current Assets
  ----------------
         Cash in Bank                                            0.00
         Accounts Receivables                                    0.00
                                                     ----------------

                 Total Current Assets                                                 0.00

  Fixed Assets
------------------
Sch.-1   Office Equipment                                   34,994.23
         Office Furniture                                   16,883.57
                                                     ----------------

                 Total Fixed Assets                                              51,877.80
                                                                            ----------------

                 TOTAL ASSETS                                                     51,877.80
                                                                             ================

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------

  Current Liability
--------------------
         Account Payable                                         0.00
                                                     ----------------

                 Total Current Liabilities                                             0.00

  Other Liability
------------------
              Contractor Payable                                 0.00
              Student Deposits                                   0.00
              Loan from Shareholder                            135.00
                                                     ----------------

                 Total Other Liability                                               135.00
                                                                            ----------------

                 TOTAL LIABILITIES                                                   135.00

STOCKHOLDERS' EQUITY
---------------------

  Common Stock & Paid in Capital                            51,877.80
  Retained Earning                                            -135.00
                                                     ----------------

         TOTAL STOCKHOLDERS' EQUITY                                               51,742.80
                                                                            ----------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               51,877.80
                                                                             ================




                     AMERICAN INSTITUTE OF TECHNOLOGY, INC.
                                Income Statement
                   For the Period from 2/20/2003 to 4/30/2003


 REVENUE
--------



   Tutition                           0.00
   Other Income                       0.00
                                   -------

         Total Revenue                            0.00
                                                -------

 COST OF SALES
---------------

   Instructor Fees                    0.00
   Reference Materials                0.00
   Teaching Materials                 0.00
                                   -------

         Total Cost of Sales                      0.00
                                                -------

         GROSS PROFIT                             0.00


 OPERATING EXPENSES
--------------------

   Accounting Fees                    0.00
   Advertising Expense                0.00
   Amortization Expense               0.00
   Bank Charges                       0.00
   Depreciation Expense               0.00
   Equipment Rental Expense           0.00
   Filing Fees                      135.00
   Insurance Expense                  0.00
   Legal & Professional Fees          0.00
   Maintenance Expense                0.00
   Meal & Entertainment Expense       0.00
   Office Expense                     0.00
   Postage & Shipping Expense         0.00
   Printing Expense                   0.00
   Publication Expense                0.00
   Rental Expense                     0.00
   Salaries Expense                   0.00
   Supplies Expense                   0.00
   Tax Expense - Corporation Tax      0.00
   Tax Expense - Payroll Tax          0.00
   Telephone Expense                  0.00
   Utility Expense                    0.00
                                   -------

         Total Operating Expenses               135.00
                                                -------

         NET INCOME (LOSS)                     -135.00
                                                =======



                     AMERICAN INSTITUTE OF TECHNOLOGY, INC.
                                   Cash Flows
               For the Period from Feb. 20, 2003 to April 30, 2003



CASH FLOWS FROM OPERATING ACTIVITIES:
  Operations : Net Income                           -135.00
  Add (Deduct) Noncash Expenses, Revenues, Losses,
  and Gains Included In Income:
    Depreciation Expense                               0.00
    Amortization of Goodwill                           0.00
    Gain on Sale of Fixed Assets                       0.00
    Increase in Loan from Shareholder                135.00
    Increase in Accounts Receivable                    0.00
    Increase in Accounts Payable                       0.00
    Decrease in Salaries Payable                       0.00
                                                    -------


Net Cash Provided by Operating Activities                        0.00


Cash Flows from Investing Activities:
  Sale of Plant Assets                                 0.00
  Purchase of Equipment                                0.00
  Purchase of Land                                     0.00
                                                    -------


Net Cash Used by Investing Activities                            0.00


Cash Flows from Financing Activities:
  Issuance of Common Stock                             0.00
  Retire Long -Term Debt                               0.00
  Acquire Common Stock                                 0.00
  Pay Dividends                                        0.00
                                                    -------


Net Cash Used by Financing Activities                            0.00


Net Increase In Cash                                   0.00
                                                    =======




                                          AMERICAN INSTITUE OF TECHNOLOGY, INC.
                                                         Schedule
                                                       April 30,2003


     SCH. 1 - FIXED ASSETS:


     QTY.  ITEMS                       DESCRIPTION                              DETAILS                       VALUE      TOTAL
     Office Equipment:
  1     1  Cross cut          Cross cut shredder             Xerox 8-sheet                                  $   65.99  $    65.99
  2     1  Projector          Overhead Projector             Triplet, 4,000 lumens Closed: 8"Hx13"Wx18.5"D     355.99      355.99
  3     1  Screen             Tripod Projection              Apollo 70" x 70" Tripod Projection Screen         199.00      199.00
  4     1  Computers          Computer manager               Pentium 4 Monitor 15'', keyboard, mouse,        1,800.00    1,800.00
                                                             cup, cd,cd write floppy drivers
  5    16  Computers          Computer labs                  Pentium II Monitor 15'', keyboard, mouse,         680.00   10,880.00
                                                             cpu, cd and floppy drivers
  6     5  Computers          Computer Office                Pentium 4 Mon15'', keybo,/mouse/cpu/cd&         1,600.00    8,000.00
                                                             floppy drivers software
  7     2  Computers          Computer server                Pentium 4 Mon15'', keybo,/mouse/cpu/cd&         1,600.00    3,200.00
                                                             floppy drivers software
  8     1  Type writer        Type writer                    IBM                                               250.99      250.99
  9     1  Scanner            Scanner                        Umax vist9-36                                     170.99      170.99
 10     1  4 plus 1           Fax, printer, copier, scanner  HP Office Jet G85                                 511.46      511.46
 11     1  Copier             Telecopier                     Xerox telecopier 7024                             399.99      399.99
 12     1  Copier             Copier                         Xerox 5365 Copier                               5,000.00    5,000.00
 13     1  Printer            Docu-printer                   Xerox Docu-print TN17                           1,300.00    1,300.00
 14     1  4 plus 1           Fax, printer, copier, scanner  HP Office Jet Pro 1150C- Laser                    664.97      664.97
 15     8  Telephones         telephones                     AT&T 4 LINES/hand free/call memory/line            79.99      639.92
                                                             status/conf /call waiting
 16     1  Central telephone  Central                        34 enter calls/line status/call waiting/           299.99      299.99
 17     3  Telephones         Mini central                   4 lines/hand free/transfer/conferen/3 way          99.99      299.97
                                                             call/speakerphone
 18     1  Security           Observation System             Observation System VSS-400 Radio                  469.99      469.99
                                                             Shack 2 monitor 2 cam
 19     1  Security           Power protection               Back-ups Reliable power protection                129.99      129.99
 20     1  Router             Router port                    router  24 port dual 10/100                       255.00      255.00
 21     1  Server             Server                         1 server administrator                             99.99       99.99
        Total Office Equipment                                                                                          34,994.23
                                                                                                                        =========



                                          AMERICAN INSTITUE OF TECHNOLOGY, INC.
                                                         Schedule
                                                       April 30,2003

     SCH. 1 - FIXED ASSETS(CON.):


     QTY.  ITEMS            DESCRIPTION                     DETAILS                 VALUE     TOTAL
     Office Furniture:
  1    18  Chairs      Armless task chair      black frame38''H 21WX26                59.99  1,079.82
  2     1  Chairs      Manager's chair                                               256.00    256.00
  3     2  Chairs      Deluxe Steno Chair      Blue 36'' HX201/2WX23''D               75.99    151.98
  4     6  Chairs      Grey Manager's chair    39'-43''HX25''WX201/2''D               69.99    419.94
  5     8  Chairs      Green directory chair   green metal                            99.00    792.00
  6    26  Chairs      Stack chair  with arms  32''HX20''WX23''D                      29.39    764.14
  7    15  Chairs      Students carpets        green with  arm                        59.99    899.85
  8     5  Desk        L desk                  29''3/4hx703/4wx703/4d                369.99  1,849.95
  9     9  Desk        Computer desk                                                 350.00  3,150.00
 10     1  Desk        Server desk                                                    60.00     60.00
 11     1  Table       Server table                                                   50.00     50.00
 12     1  Table       Meeting room            8 person                            1,400.00  1,400.00
 13     3  Tables      Folding banquet table   291/2''HX30''WX60''L                   32.99     98.97
 14     6  Tables      Folding banquet table   291/2''HX30''WX96''L                   42.85    257.10
 15     1  Tables      Banquet table           commercial-glade banquet table 8''     89.99     89.99
 16     5  Cabinets    4 drawers               legal size 52''HX181/4''WX261/2''D    149.99    749.95
 17     4  Cabinets    2 drawers               legal size 29''HX181/4''WX261/2''D    119.99    479.96
 18     1  Picture     picture frame           chinless picture frame              1,200.00  1,200.00
 19     3  Blackboard  Acrylic blackboard                                            285.99    857.97
 20     4  Bookcase    library                 6-Shelf Heavy-Duty Bookcase           129.00    516.00
 21     4  Bookcase    Library                 6-Shelf Heavy-Duty Bookcase           150.00    600.00
 22     1  Desk        Executive Desk                                                299.99    299.99
 23     1  Bookcase    lateral file                                                  179.99    179.99
 24     2  Bookcase    lateral file h                                                189.99    379.98
 25     1  credenza    credenza                                                      299.99    299.99
        Total Office Furniture                                                              16,883.57
                                                                                            =========

        TOTAL FIXED ASSETS                                                                  51,877.80
                                                                                            =========

NOTE TO THE FINANCIAL STATEMENTS:

NOTE 1 - SUMMARY OF ACCOUNTING PRINCIPLES

Nature of business

American Institute of Technology, Inc. (AIT) was incorporated on February 20, 2003 in the state of New York. AIT's primary business is education and professional training. Mr. Nicholas Hsu is the sole shareholder of AIT.

Accounting Principles Used

The Generally Accepted Accounting Principle is used in preparing the financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results may differ from those estimates.

The value of the office equipment and furniture was recorded at the fare market value estimated by the management.

Cash Equivalents

Cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less. For reporting purposes, such cash equivalents are stated at cost plus accrued interest which approximates fair value.

There is no cash balance and no bank account has been opened.

Long-term Assets

Property and equipment are stated at cost less accumulated depreciation. No depreciation was taken for the short reporting period.

Investment

AIT holds no investment as of the balance sheet date.

Revenue Recognition

AIT recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectibility is probable.

AIT recognizes revenue for services in accordance with the Securities and Exchange Commission Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements."

Income Taxes

AIT accounts for income taxes under the asset and liability approach. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

There have been no deferred tax assets and liabilities for the reporting period.

Recent Accounting Pronouncements

AIT does not expect the adoption of recently issued accounting pronouncements to have a significant impact on AIT's results of operations, financial position or cash flow.


NOTE 2 - FINANCIAL CONDITION AND GOING CONCERN

AIT has incurred a loss totaling US $135 for the initial period from February. 20, 2003 to April 30, 2003. Additional operating cash will be financed by shareholder(s) when needed. However, if it is unable to obtain such adequate additional financing, AIT may incur a substantial doubt about its ability to continue as a going concern.

NOTE3 - INCOME TAXES

AIT has incurred a net loss and, therefore, has no tax liability.


NOTE 4 - SHAREHOLDER ADVANCES

AIT has received an advance from its sole shareholder totaling $135.00 as of the balance sheet date.


NOTE 5 - CONVERTIBLE NOTE PAYABLE

AIT has no convertible note payable as of the balance sheet date.

NOTE 6 - NOTES PAYABLE (RELATED PARTIES)

AIT has no related party notes payable as of the balance sheet date.


NOTE 7 - SHAREHOLDER EQUITY

Common Stock:

AIT is authorized to issue 200 common shares of stock with no par value.

Preferred Stock:

No other class of stock is authorized for issuance.


NOTE 8 - COMMITMENTS

AIT has no financial commitments as of the balance sheet date.


NOTE 9 - RELATED PARTY TRANSACTIONS

The incorporation fee in the amount of $135 was paid by its officer (sole shareholder). The payment of the fees was considered a loan from shareholder.

All office equipment and furniture reported on the balance sheet were purchased from AIT's sole shareholder Mr. Nicholas Hsu through a purchase agreement between AIT and Nicholas Hsu, effective before the balance sheet date.

NOTE 10 - LITIGATION

There is no pending or threatened litigation, asserted claims and assessments as of the balance sheet date.

NOTE 11 - SUBSEQUENT EVENTS

There is no reportable subsequent event.